SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[_] Preliminary Information Statement	[_] Confidential, For Use of the Commission only
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BTHC VIII, INC.
(Name of Registrant as Specified in Its Charter)

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BTHC VIII, INC.
THT Industrial Park
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People's Republic of China
(86) 434-3265241

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about October 5, 2009, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of BTHC VIII, Inc., a Delaware corporation (the “Company”), as of the close of business on September 16, 2009 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated September 16, 2009, (the “Written Consent”) of stockholders of the Company owning at least a majority of the outstanding shares of Common Stock of the Company as of the Record Date (the “Majority Stockholders”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to BTHC VIII, Inc.

The Written Consent approved a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada subsidiary (the “Reincorporation”), pursuant to an agreement and plan of merger (the “Plan of Merger”), in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware and our Bylaws to approve the Reincorporation. Accordingly, the Reincorporation is not presently being submitted to our other stockholders for a vote. The action by Written Consent will become effective on November 3, 2009, following the filing of Articles of Merger with the Secretary of State of Nevada and a Certificate of Ownership and Merger with the Secretary of State of Delaware.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Guohong Zhao
Guohong Zhao
Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about October 5, 2009, to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE REINCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY STOCKHOLDERS

Under the General Corporation Law of the State of Delaware (the “DGCL”) and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each stockholder is entitled to one vote per share of Common Stock on any matter which may properly come before the stockholders.

On the Record Date, the Company had 16,000,000 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On September 16, 2009, our Board of Directors unanimously adopted resolutions approving the Reincorporation and recommended that our stockholders approve the Plan of Merger as set forth in Appendix A. In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income or corporate franchise taxes.

CONSENTING STOCKHOLDERS

On September 16, 2009, Wisetop International Holdings Limited, being the record holder of 14,800,000 shares of our Common Stock, constituting 92.5% of our issued and outstanding shares of Common Stock, consented in writing to the Reincorporation.

Accordingly, we have obtained all necessary corporate approvals in connection with the Reincorporation. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholders were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the DGCL, execute the Plan of Merger and file Articles of Merger with the Secretary of State of Nevada and a Certificate of Ownership and Merger with the Secretary of State of Delaware to effect the Reincorporation. Our Board of Directors has fixed November 3, 2009, 2009 as the effective date of the Reincorporation (the “Effective Date”). We expect the Reincorporation to occur on or about the proposed Effective Date.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 40,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”). Each share of Common Stock entitles its record holder to one vote per share. Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

Shares of our Preferred Stock may be issued in one or more classes or series within a class as may be determined by our Board of Directors, who may increase or decrease the number within each series, and fix the designations, powers, preferences and relative, participating, optional or other rights of such series and any qualifications, limitations or restrictions thereof. Any Preferred Stock so issued by our Board of Directors may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding, or both.

At the close of business on the Record Date, we had 16,000,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of September 16, 2009 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of Siping City Juyuan Hanyang Plate Heat Exchanger Co. Ltd., THT Industrial Park, No. 5 Nanhuan Road, Tiexi District, Siping City, Jilin Province, People’s Republic of China.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
		Common stock,
Guohong Zhao	Chairman, CEO and President	$0.001 par value	0	*
		Common stock,
Jianjun He	Chief Financial Officer	$0.001 par value	0	*
		Common stock,
Yue Cui	Vice President of Production	$0.001 par value	0	*
		Common stock,
Fucai Zhan	Vice President of R&D	$0.001 par value	0	*
All officers and directors as a group		Common stock,	0	*

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
(4 persons named above)		$0.001 par value
5% Security Holders
		Common stock,
Wisetop International Holdings Limited		$0.001 par value	14,800,000	92.5%
		Common stock,
Jinghua Zhao		$0.001 par value	14,800,000(3)	92.5%
* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our Common Stock.

(2)

A total of 16,000,000 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d- 3(d)(1) as of September 16, 2009. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)

Represents 14,800,000 shares that are indirectly held by Ms. Zhao, through Wisetop International Holdings Limited (“Wisetop”), a BVI company owned and controlled by her. The shares held by Wisetop are subject to an option agreement, which gives 19 original founders of our subsidiary Siping City Juyuan Hanyang Plate Heat Exchanger Co. Ltd. (“Siping Juyuan”) an option to acquire an aggregate of 10,240,786 shares our Common Stock currently owned by Wisetop. In addition, Ms. Zhao’s ownership interests in Wisetop are subject to an option agreement, which gives our Chairman and CEO, Mr. Guohong Zhao, an option to acquire all of Ms. Zhao’s ownership interests in Wisetop. See “Changes in Control” below for details regarding these option agreements.

Changes in Control

On June 30, 2009, Mr. Guohong Zhao, our Chairman and CEO and a founder of Siping Juyuan, entered into an option agreement with Ms. Jinghua Zhao, an Australian citizen the sole shareholder of Wisetop, pursuant to which Mr. Zhao was granted an option to acquire all of the equity interests of Wisetop owned by Ms. Zhao. Mr. Zhao may exercise the option, in whole but not in part, during the period commencing on the 180th day following of the date of the option agreement and ending on the second anniversary of the date thereof.

On June 30, 2009, Wisetop entered into separate option agreements with the other original founders of Siping Juyuan, pursuant to which such founders were granted options to purchase an aggregate of 10,240,786 shares of our Common Stock owned by Wisetop. The founders may exercise these options during the period commencing on the 90th day following of the date of the option agreement and ending on the second anniversary of the date thereof.

Other than the foregoing, we do not currently have any arrangements which if consummated may result in a change of control of our Company.

EXECUTIVE COMPENSATION

Summary Compensation Table— Fiscal Years Ended December 31, 2008 and 2007

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No executive officer received total annual salary and bonus compensation in excess of $100,000.

		Salary	Total
Name and Principal Position	Year	($)	($)
Guohong Zhao,	2008	$16,724	$16,724
CEO and President (1)	2007	$4,936	$4,936
Gerard Pascale,	2008	-	-
former Chairman and CEO (2)	2007	-	-
Timothy P. Halter,	2008	-	-
former President and CEO (3)	2007	-	-

(1)

On June 30, 2009, we acquired Megaway International Holdings Limited, a British Virgin Islands company (“Megaway”), in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Zhao became our Chief Executive Officer, President and director. Prior to the effective date of the reverse acquisition, Mr. Zhao served at Megaway’s wholly owned subsidiary Siping Juyuan as its chief executive officer. The annual, long term and other compensation shown in this table include the amount Mr. Zhao received from Siping Juyuan prior to the consummation of the reverse acquisition.

(2)	Mr. Gerard Pascale resigned from all offices he held with us and his position as our director upon the closing of the reverse acquisition of Megaway on June 30, 2009.

(3)	Mr. Timothy P. Halter served as our President and sole director from our formation on August 7, 2006 until his resignation and appointment of Mr. Pascale on February 12, 2009.

Employment Agreements

We do not have any employment agreement with any of our management.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officer.

Outstanding Equity Awards at Fiscal Year End

None of our executive officers received any equity awards, including, options, restricted stock or other equity incentives during the fiscal year ended December 31, 2008.

Compensation of Directors

During the 2008 fiscal year, no member of our Board of Directors received any compensation for his services as a director.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

Formation under Bankruptcy Plan

We were originally incorporated in the State of Delaware on August 7, 2006 to effect the reincorporation of BTHC VIII, LLC, a Texas limited liability company, mandated by the plan of reorganization discussed below. In accordance with the confirmed plan of reorganization, our business plan was to seek to identify a privately-held operating company desiring to become a publicly held company by merging with us through a reverse merger or other acquisition transaction.

In September 1999, Ballantrae Healthcare LLC and affiliated limited liability companies including BTHC VIII, LLC (collectively “Ballantrae”) were organized for the purpose of operating nursing homes throughout the United States. Although Ballantrae continued to increase the number of nursing homes it operated and in June 2000 had received a substantial equity investment, it was unable to achieve profitability. During 2001 and 2002, Ballantrae continued to experience severe liquidity problems and did not generate enough revenues to cover its overhead costs. Despite obtaining additional capital and divesting unprofitable nursing homes, by March, 2003, Ballantrae was out of cash and unable to meet its payroll obligations.

On March 28, 2003, Ballantrae filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code. On November 29, 2004, the bankruptcy court approved the First Amended Joint Plan of Reorganization (the “Plan”) as presented by Ballantrae, its affiliates and their creditors. On August 16, 2006, pursuant to the Plan, BTHC VIII, LLC was merged into the Company.

Halter Financial Group, Inc. (“HFG”) participated with Ballantrae and their creditors in structuring the Plan. As part of the Plan, HFG provided $76,500 to be used to pay professional fees associated with the Plan confirmation process and was granted an option to be repaid through the issuance of equity securities in 17 of the reorganized Ballantrae entities, including the Company. HFG exercised the option, and as provided in the Plan, 70% of our outstanding Common Stock, or 420,000 shares, were issued to HFG in satisfaction of HFG’s administrative claims. The remaining 30% of our outstanding Common Stock, or 180,528 shares, were issued to 581 holders of administrative and tax claims and unsecured debt.

Effective August 16, 2006, HFG transferred its 420,000 Plan Shares to Halter Financial Investments L.P., a Texas limited partnership controlled by Timothy P. Halter. Mr. Halter also served as our sole officer and director from our formation on August 7, 2006 until February 12, 2009, when he was replaced by Gerard Pascale in connection with the exchange transaction with Sino- America Ventures, Inc. described below.

We were subject to the jurisdiction of the bankruptcy court until we consummated the exchange transaction described below with Sino-America Ventures, Inc. in February 2009. As we timely consummated a merger or acquisition with a qualifying entity, we filed a certificate of compliance with the bankruptcy court which stated that the requirements of the Plan had been met, resulting in the discharge to be deemed granted. Thereafter, the post discharge injunction provisions set forth in the Plan and the confirmation order became effective.

Exchange Transaction with SAV

On February 12, 2009, we entered into a share exchange agreement (the “Exchange Agreement”) with Sino-America Ventures, Inc., a Delaware corporation (“SAV”), and the sole stockholder of SAV, Mr. Gerard Pascale. Pursuant to the Exchange Agreement, Mr. Pascale transferred 100% of the issued and outstanding shares of the capital stock of SAV to us in exchange for 5,404,800 newly issued shares of our Common Stock that constituted approximately 90% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of such exchange. As a result of this transaction, Mr. Pascale became our controlling stockholder and SAV became our subsidiary. In connection with the Exchange Agreement, our sole director and officer, Timothy P. Halter, resigned and was replaced by Mr. Pascale as our sole director and officer.

Upon consummation of the Exchange Agreement, we assumed the business operations and strategy of SAV. SAV was organized on February 10, 2009 as a Delaware corporation and was formed to seek and identify a privately-held operating company desiring to become a publicly held company by combining through a reverse merger or acquisition transaction. While resulting in a change of control of the Company, the exchange transaction with SAV therefore did not result in a change to our business.

Acquisition of Megaway

On June 30, 2009, we completed a reverse acquisition transaction with Megaway whereby we issued to Wisetop, the sole shareholder of Megaway, 14,800,000 shares of our Common Stock in exchange for all of the issued and outstanding capital stock of Megaway. In connection with the reverse acquisition, Mr. Pascale cancelled 4,805,387 shares of our Common Stock owned by him. Wisetop therefore became our controlling stockholder and Megaway became our wholly owned subsidiary. We have assumed the business operations and strategy of Megaway and its Chinese subsidiaries.

Upon the closing of the reverse acquisition on June 30, 2009, Mr. Gerard Pascale, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that became effective on July 26, 2009. Guohong Zhao was appointed as our director effective upon the closing of the reverse acquisition. In addition, our executive officers were replaced by the executive officers of Siping Juyuan upon the closing of the reverse acquisition.

As a result of the reverse acquisition of Megaway, we entered into a new business. Through our Chinese operating subsidiary, Siping Juyuan, we now design, manufacture and sell plate heat exchangers, shell-and-tube heat exchangers, heat exchanger units and other heat exchanger products with total heat exchange solution. A heat exchanger is a device built for efficient heat transfer from one medium to another, whether the media are separated by a solid wall so that they never come into contact, or the media are in direct contact. Our customers are widely dispersed throughout various industries, including metallurgy, heat and power, petrochemical, food and beverage, pharmaceutical and shipbuilding.

CHANGE IN OUR STATE OF INCORPORATION
FROM DELAWARE TO NEVADA

On September 16, 2009, our Board of Directors adopted resolutions, subject to stockholder approval, to change the Company’s state of incorporation from Delaware to Nevada. In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Nevada specifically for that purpose under the name “THT Heat Transfer Technology, Inc.” (“THT”). Pursuant to the terms of the Plan of Merger, THT will be the surviving corporation and the issued and outstanding shares of our Common Stock will automatically be converted into shares of THT common stock at the rate of one share of THT common stock for each one share of our Common Stock. The form of the Plan of Merger of is attached to this information statement as Appendix A. Upon completion of the merger, the Articles of Incorporation and Bylaws of THT will become our governing instruments and will differ in some respects from our current Certificate of Incorporation and Bylaws, as more thoroughly discussed below.

Reasons for the Reincorporation

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. In light of our growth, our Board of Directors believes that it will be beneficial to the Company and its stockholders to obtain the benefits of Nevada’s corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws, with multiple cases concerning areas that Delaware courts have not yet considered. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

In addition, we anticipate that the Reincorporation will result in a reduced corporate tax obligations, as Nevada currently imposes no corporate income or franchise tax, while Delaware imposes an annual franchise tax, ranging from a nominal amount to a maximum of $180,000. Since we were a shell company during 2008, our franchise tax obligation for fiscal year 2008 was minimal. However, following our reverse acquisition of Megaway and its Chinese operating subsidiaries, we anticipate that our franchise tax obligation for 2009 may be over $30,000.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in our legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with THT. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of THT.

As previously noted, the Articles of Incorporation and Bylaws of THT will be the governing instruments of the surviving corporation following the merger, resulting in some changes from our current Certificate of Incorporation and Bylaws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in Delaware to an office and agent in Nevada. Some changes, however, will be substantive in nature. There are also some differences between the DGCL and Nevada corporation laws. Certain substantive changes to our current Certificate of Incorporation and Bylaws, as well as the material differences between Delaware and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Articles of Incorporation and Bylaws of THT, copies of which are included herewith as Appendix B and Appendix C, respectively. For ease of comparison, our current Certificate of Incorporation and Bylaws are included herewith as Appendix D and Appendix E, respectively.

As disclosed in more detail under the heading “Anti-Takeover Effects of Certain Provisions of Nevada Law and Our Articles of Incorporation and Bylaws” below, certain provisions of THT’s Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company’s control or in our management

Changes to Certificate of Incorporation

(a)

Change of Name.

Our current Certificate of Incorporation states that the name of the Company is “BTHC VIII, Inc.” Following the Reincorporation, our name will be “THT Heat Transfer Technology, Inc.” We believe that the change of our name to “THT Heat Transfer Technology, Inc.” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our business operations following our reverse acquisition of Megaway and its Chinese subsidiaries, as described above under “Changes to our Business and Changes of Control – Acquisition of Megaway.” For more information regarding our reverse acquisition of Megaway and our business operations, please refer to our Current Report on Form 8-K filed on July 7, 2009.

(b)

Change in Capitalization.

Our authorized capital on the Record Date consisted of 40,000,000 shares of Common Stock, par value $.001 per share, and 10,000,000 shares of Preferred Stock, par value $.001 per share. The total authorized capital of THT consists of 190,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share. Accordingly, the board of directors of THT will have additional shares of common stock available for issuance in the future. This will provide management with increased flexibility in taking prompt advantage of future potential acquisition and equity financing transactions without the expense and delay of calling meetings of the stockholders to authorize increases in authorized capital.

We have no plans, proposals or arrangements, written or otherwise, at this time to issue any of the additional authorized shares of common stock for any purpose, including future acquisitions and/or financings.

The additional shares of common stock authorized under THT’s Articles of Incorporation will be substantially identical to the shares of Common Stock now authorized under our Certificate of Incorporation. Holders of Common Stock are not entitled under our current Certificate of Incorporation, and are not entitled under THT’s Articles of Incorporation, to preemptive rights to subscribe for additional securities that may be issued by THT in the future.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock.

(c)

Limited Liability of Directors and Officers.

The Articles of Incorporation of THT limit the liability of its directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to THT or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. Our current Certificate of Incorporation contains a similar provision limiting the liability of our directors to the maximum extent permitted under Delaware law. Please see the discussion under the heading “Change from Delaware Law to Nevada Law” below for more details regarding the differences between Delaware and Nevada law with respect to the liability of directors and officers.

(d)

Indemnification of Directors and Officers.

The Articles of Incorporation of THT allow it to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of THT, or who is or was serving at the request of THT as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes. Our current Certificate of Incorporation contains a similar provision providing for indemnification to the maximum extent permitted under Delaware law. Please see the discussion under the heading “Change from Delaware Law to Nevada Law” below for more details regarding the differences between Delaware and Nevada law with respect to the indemnification of directors and officers.

Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of THT’s Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(e)

No Restrictions on Business Combinations with Interested Stockholders.

In its Articles of Incorporation, THT has elected not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers. The application of these sections of the Nevada Revised Statutes would have limited the ability of our stockholders to approve a transaction that they may deem to be in their interests. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The DGCL subjects the Company to similar restrictions on transactions with interested stockholders, summarized below under the heading “Change from Delaware Law to Nevada Law,” but our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

(f)

No Restrictions on Control Share Acquisitions.

In its Articles of Incorporation, THT has elected not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation. Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The DGCL subjects the Company to similar restrictions on control share acquisitions, summarized below under the heading “Change from Delaware Law to Nevada Law,” but our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Changes to Bylaws

(a)

Expiration of Proxies.

The Bylaws of THT provide that the appointment of a proxy may be valid for up to 6 months, unless the proxy provides for a longer period, not exceeding 7 years. Our current Bylaws provide that the appointment of a proxy may be valid for up to 3 years, unless it provides for a longer period.

(b)

Written Ballots.

Under THT’s Bylaws, voting on any question or in any election may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot. Under our current Bylaws, election of directors must be by written ballot and voting on any other question may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot.

(c)

Issuance of Uncertificated Shares.

The Bylaws of THT provide that the Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of its classes or series; provided that, (i) within a reasonable time after the issuance or transfer of uncertificated shares, THT send the stockholder a written statement containing the information required on the certificates and (ii) at least annually thereafter, THT provide to its stockholders of record a written statement confirming the information contained in such informational statement. Our current Bylaws do not provide for the issuance of uncertificated shares.

(d)

Transfer of Shares.

Our current Bylaws provide that we may register a transfer of a certificate for shares presented to us if: (i) the certificate is properly endorsed by the registered owner or by his duly authorized attorney; (ii) the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; (iii) we have no notice of an adverse claim or have discharged any duty to inquire into such a claim; and (iv) any applicable law relating to the collection of taxes has been complied with. THT’s Bylaws do not contain a similar provision.

Change from Delaware Law to Nevada Law

As a result of the Reincorporation, the Company will now be governed by Nevada corporation laws. The following chart summarizes some of the material differences between the DGCL and Nevada corporation laws. This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which we believe are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada

Removal of Directors
The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause.

Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. THT’s Bylaws align with Nevada law and provide that any director may be removed either for or without cause by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Section 78.300 of the Nevada Revised Statutes imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Company’s current Certificate of Incorporation currently limits the liability of its directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. THT’s Articles of Incorporation provide that no director or officer will be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty except (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

Delaware	Nevada

However, the Company has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

THT’s Articles of Incorporation currently indemnifies its officers and directors to the fullest extent permitted by Nevada law.

THT, as successor to the Company in the Reincorporation, will abide by any undertakings made by the Company in registration statements or reports filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, THT will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

Delaware	Nevada

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period, not to exceed 7 years.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

THT’s Articles of Incorporation contain a provision expressly electing not to be governed by these provisions of the Nevada Revised Statues.

Delaware	Nevada

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power.

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of  the security holders approve the granting of such voting rights. Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

Delaware	Nevada

Our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by this statute.	THT’s Articles of Incorporation contain a provision expressly electing not to be governed by these provisions of the Nevada Revised Statues.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Since we were a shell company with few shares issued and no assets during 2008, our franchise tax obligation for fiscal year 2008 was minimal. However, following our reverse acquisition of Megaway and its Chinese operating subsidiaries, we anticipate that our franchise tax obligation for 2009 may be over $30,000.

Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the corporation’s authorized stock, and does not impose any franchise taxes on corporations. Based on THT’s current authorized shares, we anticipate that THT’s obligation for this annual fee will be $175.

Anti-Takeover Effects of Certain Provisions of Nevada Law and THT’s Articles of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada’s corporation law and THT’s Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Change in Capitalization. THT’s Articles of Incorporation provide for an increase in the authorized Common Stock of the Company from 40,000,000 to 190,000,000. In addition, THT’s Articles of Incorporation provide for authorized issuance of 10,000,000 shares of Preferred Stock, which shares constitute what is commonly referred to as “blank check” Preferred Stock, and which do not have any rights, privileges or preferences set forth in THT’s Articles of Incorporation. The issuance of additional Common Stock and Preferred Stock may make it more difficult for, or prevent or deter a third party from acquiring control of THT or changing its Board of Directors and management, as well as inhibit fluctuations in the market price of THT’s shares that could result from actual or rumored takeover attempts. Specifically, the ability to issue such “blank check” Preferred Stock could give the Board of Directors the ability to hinder or discourage any attempt to gain control of THT by a merger, tender offer at a control premium price, proxy contest or otherwise.

Limitation of Director Liability. THT’s Articles of Incorporation limit the liability of THT’s directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, THT’s directors will not be personally liable for monetary damages for breach of a director’s fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements. THT’s Articles of Incorporation provide that its directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each THT’s directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

Removal of Directors. The increase in the number of votes required to remove a director from the Board of Directors may make it more difficult for, or prevent or deter a third party from acquiring control of THT or changing THT’s board of directors and management, as well as inhibit fluctuations in the market price of THT’s shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, we did not intend to construct or enable any anti-takeover defense or mechanism on our behalf. We have no intent or plan to employ these provisions as anti-takeover devices and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Accounting Treatment

The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquiror and the surviving corporation, THT, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Anticipated Federal Tax Consequences

We have not requested and will not request a ruling from the Internal Revenue Service, nor have we requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada. We are structuring the Reincorporation in an effort to obtain the following consequences:

(a)

the Reincorporation in the State of Nevada, to be accomplished by a merger between the Company and THT, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)	no gain or loss for federal income tax purposes will be recognized by our stockholders on receipt by them of the common stock of THT in exchange for shares of our Common Stock;

(c)

the basis of the THT common stock received by our stockholders in exchange for their shares of our Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for our Common Stock; and

(d)	the holding period for the THT common stock for capital gains treatment received in exchange for our Common Stock will include the period during which our Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, THT, and our stockholders, as well as other adverse tax consequences. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of our Common Stock shall represent ownership of THT’s common stock. We will print new stock certificates and we will obtain a new CUSIP number for our Common Stock that reflects the name change and change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in our securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in our state of incorporation) to our transfer agent, Securities Transfer Corporation, and to be issued in exchange therefor, new common stock certificates representing the number of shares of THT’s common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the Effective Date, we will pay on one occasion only for such issuance. We will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Securities Act Consequences

The shares of THT’s stock to be issued in exchange for shares of our stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that regard, THT is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into THT and the issuance of shares of common stock in the Nevada corporation in exchange for the shares of the common stock of the Delaware corporation is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

DISSENTER’S RIGHTS

No dissenters’ or appraisal rights are required under Delaware law because under Delaware law, THT’s sole stockholder was not required to approve the Reincorporation. The Plan of Merger adopted THT’s Articles of Incorporation, each outstanding share of our Common Stock immediately prior to the effective date of the Reincorporation is to be an identical to each share of THT’s outstanding common stock after the effective date, and no additional shares of THT’s common stock are to be issued or delivered under the Plan of Merger.

FINANCIAL AND OTHER INFORMATION

For more detailed information about us, including financial statements and other information about our business and operations, please refer to our Current Report on Form 8-K filed on July 7, 2009 and other periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A	Agreement and Plan of Merger

Appendix B	Articles of Incorporation of THT Heat Transfer Technology, Inc., which will become the Articles of Incorporation of the Company following the Reincorporation

Appendix C	Bylaws of THT Heat Transfer Technology, Inc., which will become the Bylaws of the Company following the Reincorporation

Appendix D	Certificate of Incorporation of BTHC VIII, Inc., which are currently in effect until the Reincorporation

Appendix E	Bylaws of BTHC VIII, Inc., which are currently in effect until the Reincorporation